Exhibit 4.1

NUMBER

SHARES

Origin Bancorp, Inc.

COMMON STOCK
Par Value $5.00 Per Share

INCORPORATED UNDER THE LAWS OF THE STATE OF LOUISIANA

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 68621T 10 2

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

ORIGIN BANCORP, INC.

COMMON

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate proper- ly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY

TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES OF CAPITAL STOCK. THE ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED, ON FILE WITH THE SECRETARY OF STATE OF THE STATE OF LOUISIANA PROVIDE THE BOARD OF DIRECTORS OF THE CORPORATION WITH THE AUTHORITY TO FIX THE NUMBER OF SHARES AND THE DESIGNATION OF ANY SERIES OF PREFERRED STOCK AND TO DETERMINE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS BETWEEN CLASSES OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THE CORPORATION WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF THE ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED, AND SUCH STATEMENTS, RESOLUTIONS OR CERTIFICATES OF DESIGNATION CONTAINING A COMPLETE LIST OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UTMA – (Cust) Custodian (Minor) TEN ENT – as tenants by entireties under Uniform Transfers to Minors JT TEN – as joint tenants with right of survivorship Act and not as tenants in common (State) Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.